Ivy Funds

Supplement dated April 13, 2018 to the

Ivy Funds Statement of Additional Information

dated January 31, 2018

as supplemented February 26, 2018 and April 12, 2018

Effective immediately, Eric C. Perry will no longer serve as a co-portfolio manager of Ivy Bond Fund, Ivy Crossover Credit Fund or Ivy Government Securities Fund. Accordingly, all references and information related to Mr. Perry are deleted in their entirety.

Supplement	Statement of Additional Information	1